UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

            (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period: 4/30/11

Item 1.  Reports to Stockholders.

CIFG MAXBALANCED FUND

CIFG MAXOPP FUND

Annual Report

April 30, 2011

www.cifgfunds.com

1 (888) 571-3713

Distributed by Northern Lights Distributors, LLC

Member FINRA

April 30, 2011

Dear Fellow Shareholders,

We are very pleased to present to you our initial annual report.  CIFG Funds have now completed their first fiscal year, though they are not quite a year old since their inception. It has been a year of learning for us and a year of challenging issues regarding distribution, fund names, and other seeming diversions from our core mission. The really good news is that we have not had to face a great deal of challenges on the side of actually running the investment portfolios and implementing our strategies. Our core mission is to try to preserve capital in unfavorable investment climates and to grow capital when the climate is favorable.  Our first fiscal year included one down market followed by a rather strong surging market. We are fairly neutral from here, but expect to see volatile markets with considerable up and down swings. Keep your seatbelts fastened!

The CIFG MaxBalancedSM Fund

The MaxBalancedSM Fund class A shares finished the fiscal year with a gain of over 15% as compared to its benchmark ,the S&P 500 Index, which returned over 22% through April 30, 2011. In essence, the past six months were largely a period in which we got to “play offense”, remaining long in most of the assets that make up our investing universe.   Given our mandate to be a super diversified, global portfolio when markets warrant, we functioned somewhat like other global allocation funds during this period. We did not need to hedge our holdings significantly or to eliminate them during this period. To steal an idea from Ed Easterling of Crestmont Research, we were able to “;sail” with our holdings during this period. We believe the hard work of rowing will still lie ahead, but this was a favorable period for most investments. Particularly strong were both domestic and international equity investments, as well as commodities during this period.  Real estate continued to also post good gains in the portfolio. It was a weaker period for fixed income investments. Our positioning there has been weighted towards the shorter durations, which has limited risk but also reduces the current income somewhat.

CIFG MaxOpp Fund

The initial start of the CIFG MaxOppSM Fund was strong and reflected an improving economy.  However, the last four months the Fund underperformed the S&P 500, an index of 500 companies, which is commonly used to track the movements of the stock market. Earthquakes, tsunamis, and sovereign debt problems have left the stock market unfazed, predominantly because the U.S. government  is issuing large amounts of debt and printing money.

The CIFG MaxOppSM  Fund class A shares started July 23, 2010 and since that time increased 14.9% as compared to its benchmark ,the S&P 500 Index, which returned 25.5% through April 30, 2011.  The greatest struggle of investing in this current market is trying to balance investor expectations with economic and market realities.  Our current investment stance combines our view of valuations and where we are in the economic cycle.  Valuations can stay above normal for years on end, but it is the positioning in the economic cycle that we view to measure the level of risk in the stock market.  Our diagnosis of the economic cycle reveals that the rate of growth that we have observed in the last 18 months is slowing, not only in the United States but more specifically abroad.

As a result of our view on the economic cycle, we have a added a position in VXX, iPath S&P 500 VIX Short-Term Futures ETN. The VIX, Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 (what VXX tracks) is a widely used measure of market risk and is often referred to as the "investor fear gauge.” It is constructed using the implied volatilities of a wide range of S&P 500 index options.  VIX is based upon the prices traders are willing to pay for options contracts that change in value as the stock market indexes move up and down over time. Current pricing indicates that traders seem to be complacent, thinking that the uptrend will continue. Since VXX tends to rise in market declines, this investment also offers some downside protection against a decline in our other investments. It is a leveraged investment, meaning it tends to move more in percentage terms than the overall market does on a daily basis. VXX itself is a volatile investment, but we believe it is well placed in the portfolio.

The Fund seeks to provide superior risk-adjusted returns throughout market cycles. This means showing growth over a full investment cycle, from trough-to-trough, or peak-to-peak as compared to the S&P 500.  It is not enough to have superior growth during a growth phase or protecting during the downside.  We need a combination of growth and risk management.  This balance includes using strategic and tactical, fundamental and technical, economic and quantitative analysis.  To that end, we measure the monthly volatility and maximum drawdown or loss of investment to measure risk.  We use diagnosis of the economy and valuations to manage our exposure to the market and potential loss of value.  Last, but equally important, we use relative strength to choose the investments with the best growth opportunity.   This combination allows us to manage the portfolio through the full peak and trough of the investment cycle.

Conclusionn

We would like to mention the departure of Michael Carr in April from Dunn Warren and our investment committee. Michael has left to pursue other opportunities and we thank him for his help in launching our two Funds. That said, the two principals (Ted Schwartz and James Cornehlsen) remain in charge of the two Funds, the investment decisions, and the day to day operations of the Funds. We remain on course to continue to navigate through the choppy waters of today’;s volatile markets. We believe our variable risk assessment (i.e. what are the potential returns and what are the potential risks of each investment moving forward) will continue to shine as a tool to attempt to enhance shareholder value.

Yours truly,

Ted Schwartz, Advisor

James B. Cornehlsen, Sub-Advisor

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

1085-NLD-6/1/2011

CIFG MaxBalanced Fund
PORTFOLIO REVIEW
April 30, 2011 (Unaudited)

The Fund’s performance figures* for the period ending April 30, 2011, compared to its benchmarks:

		Inception**- April 30, 2011
CIFG MaxBalanced Fund Class A Shares		15.11%
CIFG MaxBalanced Fund Class A Shares with load		9.35%
CIFG MaxBalanced Fund Class I Shares		15.28%
S&P 500 Total Return Index		22.18%

* The performance data quoted here represents past  performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.00%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results.   The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.     The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares.  Performance figures for periods greater than 1 year are annualized.  The Fund’s total annual operating expenses, including underlying funds, are 2.36% and 2.11%, respectively, for Class A and Class I shares per the July 14, 2010 prospectus.  For performance information current to the most recent month-end, please call toll free (888) 571-3713.

** Commencement of operations is May 17, 2010.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

CIFG MaxBalanced Fund
PORTFOLIO REVIEW (Continued)
April 30, 2011 (Unaudited)

Top Ten Asset Class/Industry Sector
	Percent of
	Net Assets
Exchange Traded Funds and Notes - Equity	32.1%
Exchange Traded Funds and Notes - Debt	24.1%
Exchange Traded Funds and Notes - Commodity	10.5%
Exchange Traded Funds and Notes - Asset Allocation	8.7%
Banks	3.4%
Semiconductors	2.6%
Retail	2.1%
Commercial Services	1.4%
Oil & Gas Services	1.3%
Investment Companies	1.2%
Other, Cash & Cash Equivalents	12.6%
	100.0%

CIFG MaxOpp Fund
PORTFOLIO REVIEW
April 30, 2011 (Unaudited)

The Fund’s performance figures* for the period ending April 30, 2011, compared to its benchmarks:

			Inception**- April 30, 2011
CIFG MaxOpp Fund Class A Shares			14.90%
CIFG MaxOpp Fund Class A Shares with load			9.15%
CIFG MaxOpp Fund Class I Shares			15.13%
S&P 500 Total Return Index			25.53%

* The performance data quoted here represents past  performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.00%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results.   The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.     The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares.  Performance figures for periods greater than 1 year are annualized.   The Fund’s total annual operating expenses, including underlying funds, are 2.52% and 2.27%, respectively, for Class A and Class I shares per the July 14, 2010 prospectus.  For performance information current to the most recent month-end, please call toll free (888) 571-3713.

** Commencement of operations is July 23, 2010.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

CIFG MaxOpp Fund
PORTFOLIO REVIEW (Continued)
April 30, 2011 (Unaudited)

	Top Asset Class/Industry Sector
		Percent of
		Net Assets
Exchange Traded Funds and Notes - Equity		97.8%
Other, Cash & Cash Equivalents		2.2%
		100.0%

CIFG MaxBalanced Fund
PORTFOLIO OF INVESTMENTS
April 30, 2011
Shares		Value
	COMMON STOCK - 15.1%
	APPAREL - 0.6%
1,350	Deckers Outdoor Corp. *	$ 114,561

	BANKS - 0.6%
5,400	East West Bancorp, Inc.	114,102

	CHEMICALS - 0.6%
2,200	EI du Pont de Nemours & Co.	124,938

	COAL - 0.6%
1,550	Alliance Resource Partners LP	127,658

	COMMERCIAL SERVICES - 1.4%
3,700	Arbitron Inc.	143,116
1,700	Weight Watchers International, Inc.	132,175
		275,291
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
8,100	Yingli Green Energy Holding Co., Ltd. - ADR *	101,493

	HEALTHCARE-PRODUCTS - 0.6%
3,600	Cyberonics, Inc. *	128,052

	INVESTMENT COMPANIES - 1.2%
9,800	MVC Capital, Inc.	135,534
10,883	Tortoise Capital Resources Corp. +	92,505
		228,039
	MACHINERY- CONSTRUCTION & MINING - 0.7%
1,215	Caterpillar, Inc.	140,223

	MINING - 0.7%
2,300	Freeport-McMoRan Copper & Gold, Inc.	126,569

	OIL & GAS SERVICES - 1.2%
9,400	ION Geophysical Corp. *	118,816
1,365	Schlumberger, Ltd.	122,509
		241,325
	PRIVATE EQUITY - 1.1%
7,500	American Capital, Ltd. *	77,025
22,600	Fortress Investment Group, LLC - Cl. A *	139,442
		216,467
	RETAIL - 2.0%
3,000	Dillard's, Inc. - Cl. A	144,060
1,700	Ross Stores, Inc.	125,273
2,800	Walgreen Co.	119,616
		388,949

See accompanying notes to financial statements.
CIFG MaxBalanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2011
Shares		Value
	SEMICONDUCTORS - 2.6%
6,800	Fairchild Semiconductor International, Inc. - Cl. A *	$ 142,596
19,450	Lattice Semiconductor Corp. *	132,066
2,400	Veeco Instruments, Inc. *	122,712
3,500	Xilinx, Inc.	122,010
		519,384
	TELECOMMUNICATIONS - 0.7%
8,100	MetroPCS Communications, Inc. *	136,323

	TOTAL COMMON STOCK (Cost $2,450,171)	2,983,374

	EXCHANGE TRADED FUNDS AND NOTES - 75.8%
	ASSET ALLOCATION - 8.7%
13,127	Credit Suisse Long/Short Liquid Index ETN *	302,840
2,250	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	62,640
14,642	IQ Merger Arbitrage ETF	371,614
8,700	ProShares UltraShort Euro *	145,203
16,100	WisdomTree Dreyfus Emerging Currency Fund	380,121
8,500	WisdomTree Managed Futures Strategy Fund *	452,710
		1,715,128
	CLOSED-END FUNDS - 0.4%
7,800	Eaton Vance Tax-Managed Diversified Equity Income Fund	87,906

	COMMODITY - 10.5%
7,000	ETFS Physical Silver Shares *	334,320
34,500	iShares Gold Trust *	526,815
10,800	PowerShares DB Agriculture Fund *	367,848
4,000	PowerShares DB Base Metals Fund *	96,360
23,900	PowerShares DB Commodity Index Tracking Fund *	762,410
		2,087,753
	DEBT - 24.1%
9,650	Guggenheim BulletShares 2013 Corporate Bond ETF	201,685
18,404	Guggenheim BulletShares 2015 Corporate Bond ETF	389,245
1,843	iShares Barclays TIPS Bond Fund	204,868
13,750	PIMCO 1-5 Year US TIPS Index Fund	743,462
5,750	PIMCO Enhanced Short Maturity Strategy Fund	581,727
22,200	PowerShares Senior Loan Portfolio	561,216
17,900	PowerShares VRDO Tax Free Weekly Portfolio	447,321
6,400	ProShares UltraShort Lehman 7-10 Year Treasury *	260,992
1,000	ProShares UltraShort TIPS *	35,290
6,000	SPDR Barclays Capital International Treasury Bond ETF	376,500
5,882	SPDR DB International Government Inflation-Protected Bond ETF	373,272
5,078	Vanguard Short-Term Corporate Bond ETF	397,100
3,519	WisdomTree Emerging Markets Local Debt Fund	190,202
		4,762,880

See accompanying notes to financial statements.
CIFG MaxBalanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2011
Shares		Value
	EQUITY - 32.1%
9,000	Consumer Staples Select Sector SPDR Fund	$ 283,680
15,800	Guggenheim Timber ETF	368,930
2,500	iPATH S&P 500 VIX Short-Term Futures ETN *	57,850
7,500	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	115,575
6,800	iShares MSCI Australia Index Fund	192,236
8,600	iShares MSCI Canada Index Fund	289,820
6,100	iShares MSCI EAFE Index Fund	387,106
5,025	iShares MSCI Poland Investable Market Index Fund	199,090
5,450	iShares MSCI Sweden Index Fund	194,619
8,800	iShares S&P 100 Index Fund	536,360
3,800	Market Vectors Brazil Small-Cap ETF	221,768
8,000	PowerShares Global Listed Private Equity Portfolio	98,160
19,600	PowerShares Global Water Portfolio	419,048
8,600	Powershares WilderHill Clean Energy Portfolio *	88,494
6,500	Vanguard Global ex-U.S. Real Estate ETF	343,330
13,200	Vanguard MSCI Emerging Markets ETF	667,656
15,000	Vanguard REIT ETF	927,450
4,250	WisdomTree Emerging Markets Equity Income Fund	274,507
6,600	WisdomTree Emerging Markets SmallCap Dividend Fund	373,032
5,700	WisdomTree SmallCap Earnings Fund	318,801
		6,357,512

	TOTAL EXCHANGE TRADED FUNDS AND NOTES (Cost $13,698,457)	15,011,179

Principal ($)
	BONDS & NOTES - 4.7%
	AGRICULTURE - 0.0% **
$ 2,000	Reynolds American, Inc., 7.25% due 6/1/12	2,126

	DIVERSIFIED FINANCIAL SERVICES - 0.1%
15,000	Springleaf Finance Corp., 5.90% due 9/15/12	14,981

	ELECTRIC - 0.1%
15,000	Edison Mission Energy, 7.50% due 6/15/13	14,981

	BANKS - 2.8%
120,000	Ally Financial Inc., 0.00% due 12/1/12 *	112,350
100,000	Ally Financial Inc., 6.875% due 9/15/11	101,875
20,000	Ally Financial Inc., 6.5% due 7/15/12	19,864
100,000	Goldman Sachs Group, Inc., 4.1% due 11/3/15	105,105
150,000	Morgan Stanley, 7.50% due 10/15/20	156,725
1,000	NB Capital Trust II, 7.83% due 12/15/26	1,026
60,000	Wells Fargo & Company, 6.00% due 5/15/13	65,073
		562,018
	FOOD - 0.1%
15,000	Supervalu, Inc., 7.50% due 11/15/14	15,413

See accompanying notes to financial statements.
CIFG MaxBalanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2011
Principal ($)		Value
	INTERNET - 0.1%
$ 20,000	Level 3 Communications, Inc., 11.875% due 2/1/19 ^	$ 21,800

	INSURANCE - 0.3%
55,000	American International Group, Inc., 4.25% due 5/15/13	56,927

	LEISURE TIME - 0.0% **
5,000	Royal Caribbean Cruises, Ltd., 7.50% due 10/15/27	5,000

	OIL & GAS SERVICES - 0.1%
20,000	Hornbeck Offshore Services, Inc., 8.00% due 9/1/17	20,775

	RETAIL - 0.1%
15,000	New Albertsons, Inc. , 7.75% due 6/15/26	12,975
4,000	Rite Aid Corp., 7.70% due 2/15/27	2,850
		15,825
	SOVEREIGN - 1.0%
85,000	Australia Government Bond, 4.75% due 11/15/12	92,719
85,000	Australia Government Bond, 5.75% due 4/15/12	93,711
		186,430
	TELECOMMUNICATIONS - 0.0% **
10,000	Frontier Communications Corp., 7.125% due 3/15/19	10,239

	TOTAL BONDS & NOTES (Cost $891,029)	926,515
Shares
	SHORT-TERM INVESTMENTS - 5.4%
	MONEY MARKET FUND - 5.4%
1,061,433	Federated Government Obligations Fund , 0.01% ***
	(Cost $1,061,433)	1,061,433

	TOTAL INVESTMENTS - 101.0% (Cost $18,101,090) (a)	$ 19,982,501
	LIABILITIES LESS OTHER ASSETS - (1.0)%	(183,975)
	TOTAL NET ASSETS - 100.0%	$ 19,798,526

* Non-Income producing security.
** Represents less than 0.1% of net assets
*** Money market Fund; interest rate reflects seven-day effective yield on April 30, 2011.
^ 144A security. Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
+ Closed-end investment company

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $18,231,862 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,858,743
	Unrealized depreciation:	(108,104)
	Net unrealized appreciation:	$ 1,750,639

                              See accompanying notes to financial statements.

	CIFG MaxOpp Fund
	PORTFOLIO OF INVESTMENTS
	April 30, 2011
Shares		Value
	EXCHANGE TRADED FUNDS AND NOTES - 97.8%
	EQUITY - 97.8%
22,800	iPATH S&P 500 VIX Short-Term Futures ETN *	$ 527,592
21,500	iShares PHLX SOX Semiconductor Sector Index Fund	1,305,910
13,800	iShares Russell 2000 Growth Index Fund	1,363,026
11,700	iShares S&P MidCap 400 Growth Index Fund	1,333,566
23,400	Market Vectors Agribusiness ETF	1,330,290
27,100	Market Vectors Coal ETF	1,382,642
38,400	Powershares Dynamic Networking Portfolio	1,121,664
18,100	SPDR S&P Metals & Mining ETF	1,368,179
45,600	SPDR S&P Oil & Gas Equipment & Services ETF	2,010,504
25,500	SPDR S&P Retail ETF	1,358,385

	TOTAL EXCHANGE TRADED FUNDS AND NOTES (Cost $12,093,639)	13,101,758

	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUND - 2.4%
321,625	Federated Government Obligations Fund, 0.01% ** (Cost $321,625)	321,625

	TOTAL INVESTMENTS - 100.2% (Cost $12,415,264) (a)	$ 13,423,383
	LIABILITIES LESS OTHER ASSETS - (0.2)%	(33,426)
	TOTAL NET ASSETS - 100.0%	$ 13,389,957

* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on April 30, 2011.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $12,443,438 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,200,374
	Unrealized depreciation:	(220,429)
	Net unrealized appreciation:	$ 979,945

                              See accompanying notes to financial statements.

The CIFG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2011

	CIFG MaxBalanced Fund	CIFG MaxOpp Fund
ASSETS
Investment securities:
At cost	$ 18,101,090	$ 12,415,264
At value	$ 19,982,501	$ 13,423,383
Cash at broker	57,086	-
Receivable for investments sold	131,442	-
Receivable for Fund shares sold	38,951	-
Dividends and interest receivable	16,542	-
Prepaid expenses & other assets	27,071	12,104
TOTAL ASSETS	20,253,593	13,435,487

LIABILITIES
Payable for investments purchased	422,588	-
Investment advisory fees payable	3,750	5,551
Distribution (12b-1) fees payable	1,750	2,265
Fees payable to other affiliates	6,615	9,358
Accrued expenses and other liabilities	20,364	28,356
TOTAL LIABILITIES	455,067	45,530
NET ASSETS	$ 19,798,526	$ 13,389,957

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 17,351,193	$ 12,260,734
Undistributed net investment income	1,903	-
Accumulated net realized gain from security transactions	563,555	121,104
Net unrealized appreciation of investments	1,881,875	1,008,119
NET ASSETS	$ 19,798,526	$ 13,389,957

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 9,145,972	$ 11,860,300
Shares of beneficial interest outstanding	531,895	691,081
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 17.20	$ 17.16
Maximum offering price per share
(net asset value plus maximum sales charge of 5.00%)	$ 18.11	$ 18.06

Class I Shares:
Net Assets	$ 10,652,554	$ 1,529,657
Shares of beneficial interest outstanding	618,905	89,045
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 17.21	$ 17.18

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

The CIFG Funds
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2011

	CIFG MaxBalanced	CIFG MaxOpp
	Fund (a)	Fund (b)
INVESTMENT INCOME
Dividends	$ 226,786	$ 86,017
Interest	10,886	114
TOTAL INVESTMENT INCOME	237,672	86,131

EXPENSES
Investment advisory fees	134,569	64,643
Distribution (12b-1) fees - Class A	14,139	14,078
Administration fees	49,950	29,882
Transfer agent fees	35,147	31,192
Fund accounting fees	32,918	22,193
Legal fees	19,097	16,455
Audit fees	14,567	15,443
Registration fees	13,051	19,888
Compliance officer fees	11,748	4,670
Shareholder reporting expense	7,049	3,473
Trustees' fees	5,049	3,603
Custody fees	4,699	3,736
Insurance expense	-	991
Other expenses	3,229	5,493
TOTAL EXPENSES	345,212	235,740

Less: Fees waived and expenses reimbursed by the Advisor	(151,040)	(137,868)

NET EXPENSES	194,172	97,872
NET INVESTMENT INCOME (LOSS)	43,500	(11,741)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	575,166	172,846
Foreign currencies	(219)	-
Options written	9,434	-
Distributions of capital gains from underlying investment companies	12,573	-
Net payments by affiliates and loss realized on the disposal of investments
in violation of restrictions	-	-
Net realized gain	596,954	172,846
Net change in unrealized appreciation (depreciation) on:
Investments	1,881,875	1,008,119
Net change in unrealized appreciation (depreciation)	1,881,875	1,008,119

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,478,829	1,180,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,522,329	$ 1,169,224

(a) The CIFG MaxBalanced Fund commenced operations on May 17, 2010.
(b) The CIFG MaxOpp Fund commenced operations on July 23, 2010.

                      See accompanying notes to financial statements.

The CIFG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CIFG MaxBalanced	CIFG MaxOpp
	Fund (a)	Fund (b)
	For the	For the
	Period Ended	Period Ended
	April 30, 2011	April 30, 2011
FROM OPERATIONS
Net investment income (loss)	$ 43,500	$ (11,741)
Net realized gain from security transactions, foreign currencies
and options written	584,381	172,846
Distributions of capital gains from underlying investment companies	12,573	-
Net payments by affiliates and loss realized on the disposal of
investments in violation of restrictions	-	-
Net change in unrealized appreciation (depreciation) of investments	1,881,875	1,008,119
Net increase in net assets resulting from operations	2,522,329	1,169,224

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(30,923)	(32,779)
Class I	(44,073)	(7,222)
Net decrease in net assets from distributions to shareholders	(74,996)	(40,001)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	8,908,012	11,142,854
Class I	9,325,461	1,407,462
Net asset value of shares issued in reinvestment of distributions
Class A	30,699	32,779
Class I	43,430	6,835
Payments for shares redeemed
Class A	(950,552)	(308,261)
Class I	(6,379)	(21,435)
Redemption fee proceeds
Class A	521	454
Class I	1	46
Net increase in net assets from shares of beneficial interest	17,351,193	12,260,734

TOTAL INCREASE IN NET ASSETS	19,798,526	13,389,957

NET ASSETS
Beginning of Period	-	-
End of Period*	$ 19,798,526	$ 13,389,957
*Includes undistributed net investment income of:	$ 1,903	$ -

See accompanying notes to financial statements.

The CIFG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CIFG MaxBalanced	CIFG MaxOpp
	Fund (a)	Fund (b)
	For the	For the
	Period Ended	Period Ended
	April 30, 2011	April 30, 2011
SHARE ACTIVITY - CLASS A
Shares Sold	588,817	707,929
Shares Reinvested	1,908	1,978
Shares Redeemed	(58,830)	(18,826)
Net increase in shares of beneficial interest outstanding	531,895	691,081

SHARE ACTIVITY - CLASS I
Shares Sold	616,610	89,949
Shares Reinvested	2,699	413
Shares Redeemed	(404)	(1,317)
Net increase in shares of beneficial interest outstanding	618,905	89,045

(a) The CIFG MaxBalanced Fund commenced operations on May 17, 2010.
(b) The CIFG MaxOpp Fund commenced operations on July 23, 2010.

                       See accompanying notes to financial statements.

CIFG MaxBalanced Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A		Class I
	Period Ended		Period Ended
	April 30,		April 30,
	2011 (1)		2011 (1)
Net asset value, beginning of period	$ 15.00		$ 15.00

Activity from investment operations:
Net investment income (2)	0.04		0.06
Net realized and unrealized
gain on investments	2.22		2.23
Total from investment operations	2.26		2.29

Less distributions from:
Net investment income	(0.06)		(0.08)
Total distributions	(0.06)		(0.08)

Paid-in-Capital From Redemption Fees	0.00	(3)	0.00	(3)

Net asset value, end of period	$ 17.20		$ 17.21

Total return (4)(9)	15.11%		15.28%

Net assets, at end of period (000s)	$ 9,146		$ 10,653

Ratio of gross expenses to average
net assets (5)(6)(7)	2.61%		2.57%
Ratio of net expenses to average
net assets (6)(7)	1.60%		1.35%
Ratio of net investment income
to average net assets (6)(7)(8)	0.26%		0.38%

Portfolio Turnover Rate (9)	136%		136%

(1) The CIFG MaxBalanced Fund's Class A and Class I shares commenced operations May 17, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.

       See accompanying notes to financial statements.

CIFG MaxOpp Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A		Class I
	Period Ended		Period Ended
	April 30,		April 30,
	2011 (1)		2011 (1)
Net asset value, beginning of period	$ 15.00		$ 15.00

Activity from investment operations:
Net investment income (loss) (2)	(0.03)		0.02
Net realized and unrealized
gain on investments	2.26		2.25
Total from investment operations	2.23		2.27

Less distributions from:
Net investment income	(0.07)		(0.09)
Total distributions	(0.07)		(0.09)

Paid-in-Capital From Redemption Fees	0.00	(3)	0.00	(3)

Net asset value, end of period	$ 17.16		$ 17.18

Total return (4)(9)(10)	14.90%		15.13%

Net assets, at end of period (000s)	$ 11,860		$ 1,530

Ratio of gross expenses to average
net assets (5)(6)(7)	3.74%		4.01%
Ratio of net expenses to average
net assets (6)(7)	1.60%		1.35%
Ratio of net investment income (loss)
to average net assets (6)(7)(8)	(0.24)%		0.18%

Portfolio Turnover Rate (9)	159%		159%

(1) The CIFG MaxOpp Fund 's Class A and Class I shares commenced operations July 23, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.
(10)	During the period ended April 30, 2011, the Fund realized a loss on the disposal of an investment security which did not meet investment guidelines. The Advisor reimbursed the Fund for the loss. If the Fund had not been reimbursed for the loss, the total return for Class A and
Class I shares, respectively, would have been 14.83% and 15.00%.

       See accompanying notes to financial statements.

The CIFG Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2011

1.

ORGANIZATION

The CIFG MaxBalanced Fund (“MB”) and CIFG MaxOpp Fund (“MO”) formerly the CIFG All Weather Fund and CIFG Strategic Opportunity Fund respectively, are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. Both MB and MO seek to provide superior risk-adjusted returns throughout market cycles.

The Funds currently offer Class A shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%.   Class I shares are offered at net asset value.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure fair value of most of their investments on a recurring basis.   GAAP establishes the hierarchy that prioritizes inputs to valuation methods.   The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2011 for the Funds’ assets and liabilities measured at fair value:

CIFG MaxBalanced Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,983,374	$ -	$ -	$ 2,983,374
Exchange Traded Funds and Notes	15,011,179	-	-	15,011,179
Bonds & Notes	-	926,515	-	926,515
Money Market Funds	1,061,433	-	-	1,061,433
Total	$ 19,055,986	$ 926,515	$ -	$ 19,982,501

CIFG MaxOpp Fund
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds and Notes	$ 13,101,758	$ -	$ -	$ 13,101,758
Money Market Funds	321,625	-	-	321,625
Total	$ 13,423,383	$ -	$ -	$ 13,423,383

There were no significant transfers in to or out of Level 1 and 2 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none), or expected to be taken in the Funds’ tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the period ended April 30, 2011, MB had a gain of $9,434 on options written and this gain is included in the line marked “Net realized gain (loss) from options written” on the Statements of Operations in this shareholder report.

The number of option contracts written and the premiums received by the MB during the period ended April 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	380	30,779
Options exercised	(140)	(11,723)
Options expired	(80)	(3,699)
Options closed	(160)	(15,357)
Options outstanding, end of period	-	$ -

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended April 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $34,350,485 and $17,785,400, respectively, for MB. For the period ended April 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $26,809,727 and $14,878,078, respectively, for MO.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Capstone Investment Financial Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. Pursuant to an Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of each Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Dunn Warren Investment Advisors, LLC a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2011, to waive a portion of its advisory fee and has agreed to reimburse MB and MO for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed the following:

	Class A	Class I
MB	1.60%	1.35%
MO	1.60%	1.35%

These amounts will herein be referred to as the "expense limitations" and are based upon a per annum of the Funds’ average daily net assets.   For the period ended April 30, 2011, the Advisor waived fees and reimbursed expenses in the amount of $134,569 and $16,471, respectively, for MB and $64,643 and $73,225, respectively, for MO.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Funds operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund's operating expenses to exceed the respective expense limitation.  If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund(s) shall be suspended.   The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.   As of April 30, 2011, the Advisor has $151,040 of waived/reimbursed expenses that may be recovered from MB no later than April 30, 2014.   As of April 30, 2011, the Advisor has $137,868 of waived/reimbursed expenses that may be recovered from MO no later than April 30, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ Class A shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.   The Distributor is an affiliate GFS.   On sales of MB’s Class A shares for the period ended April 30, 2011, the Distributor received $53,624 from front-end sales charges of which $8,220 was retained by the principal underwriter or other affiliated broker-dealers.  On sales of MO’s Class A shares for the period ended April 30, 2011, the Distributor received $5,056 from front-end sales charges of which $762 was retained by the principal underwriter or other affiliated broker-dealers.

The Funds pay a pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Funds pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to each Fund as follows:

Administration.  The Funds pay GFS an asset-based fee in decreasing amounts as each Fund’s assets reach certain breakpoints. The Funds are subject to a minimum annual fee. The Funds also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

CIFG MaxBalanced Fund

The greater of:

A minimum annual fee of $36,000* per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

*Minimum annual fee will increase to $40,000 per annum in May 2011

CIFG MaxOpp Fund

The greater of:

A minimum annual fee of $36,000* per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

*Minimum annual fee will increase to $40,000 per annum in July 2011

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of each Fund for the previous month. The Funds pay GFS a base annual fee of $24,300* plus $5,400 per share class above one, plus a basis point fee in decreasing amounts as each Fund’s assets reach certain breakpoints, as follows:

CIFG MaxBalanced Fund

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

*Base annual fee will increase to $27,000 plus $6,000 per share class above one in May 2011

CIFG MaxOpp Fund

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

*Base annual fee will increase to $27,000 plus $6,000 per share class above one in July 2011

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Funds pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $16,200* per share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

*Annual minimum will increase to $18,000 per share class for CIFG MaxBalanced Fund in May 2011 and $18,000 per share class for CIFG MaxOpp Fund in July 2011

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from each Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended April 30, 2011, the Funds incurred expenses of $16,418 for compliance services pursuant to the Trust’s Agreement with NLCS. The amount incurred by each Fund was as follows: $11,748 from MB and $4,670 from MO and include certain out of pocket expenses. Such fees are included in the line item marked “Compliance officer fees” on the Statements of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended April 30, 2011, GemCom collected amounts totaling $7,623 for EDGAR and printing services performed. The amount collected from each Fund was as follows: $6,939 from MB and $684 from MO.   Such fees are included in the line item marked “Shareholder reporting expense” on the Statements of Operations in this shareholder report.

For the period ended April 30, 2011, the Advisor reimbursed MO $10,855 for the realized loss on an investment that did not meet the investment guidelines of MO.   The realized loss on this investment was $10,855.   The reimbursement and loss are netted and the net amount is reflected on the Statement of Operations and on the Statement of Changes in Net Assets in this report.   The effect of the reimbursement on the total return of MO is detailed in the footnotes to the Financial Highlights in this shareholder report.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the period ended April 30, 2011 was as follows:

As of April 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign exchange contracts, and adjustments for partnerships and grantor trusts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to mark-to-market on open forward foreign exchange contracts and grantor trust adjustments.

Permanent book and tax differences, primarily attributable to net operating losses, reclass of ordinary income distributions, tax treatment of foreign currency gain/(loss) and adjustments for partnerships and grantor trusts, resulted in reclassification for the period ended April 30, 2011 as follows:

6.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Level 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Level 1 and 2 during the current period presented. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

7. REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs.  For the period ended April 30, 2011, MB and MO assessed $522 and $500, respectively, in redemption fees.

8.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CIFG MaxBalanced and CIFG MaxOpp Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of CIFG MaxBalanced Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period May 17, 2010 (commencement of operations) through April 30, 2011.  We have also audited the accompanying statement of assets and liabilities of CIFG MaxOpp Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period July 23, 2010 (commencement of operations) through April 30, 2011.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIFG MaxBalanced Fund and CIFG MaxOpp Fund as of April 30, 2011, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

            BBD, LLP

Philadelphia, Pennsylvania

June 29, 2011

The CIFG Funds

EXPENSE EXAMPLES

April 30, 2011 (Unaudited)

As a shareholder of The CIFG MaxBalanced Fund and The CIFG MaxOpp Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The CIFG MaxBalanced Fund and The CIFG MaxOpp Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The CIFG Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period 11/1/10 – 4/30/11*	Expense Ratio During Period 11/1/10 – 4/30/11**
The CIFG MaxBalanced Fund:
Class A	$1,000.00	$1,099.10	$ 8.33	1.60%
Class I	1,000.00	1,100.00	7.03	1.35%
The CIFG MaxOpp Fund:
Class A	$1,000.00	$1,063.20	$ 8.19	1.60%
Class I	1,000.00	1,065.40	6.91	1.35%

Hypothetical (5% return before Expenses)	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period 11/1/10 – 4/30/11*	Expense Ratio During Period 11/1/10 – 4/30/11**
The CIFG MaxBalanced Fund:
Class A	$1,000.00	$1,016.86	$ 8.00	1.60%
Class I	1,000.00	1,018.10	6.76	1.35%
The CIFG MaxOpp Fund:
Class A	$1,000.00	$1,016.86	$ 8.00	1.60%
Class I	1,000.00	1,018.10	6.76	1.35%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) days for CIFG MaxBalanced Fund and CIFG MaxOpp Fund divided by the number of days in the fiscal year (365).

** Annualized.

The CIFG Funds

SUPPLEMENTAL INFORMATION

April 30, 2011 (Unaudited)

Approval of Advisory Agreement – CIFG MaxBalancedSM Fund

In connection with a regular meeting held on February 25, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Capstone Investment Financial Group, Inc. (“Capstone” or the “Adviser”) and the Trust, on behalf of CIFG MaxBalancedSM Fund (formerly CIFG All Weather Fund)(“CIFG MaxBalanced”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser’s separately managed accounts; (b) the resources available with respect to compliance with CIFG MaxBalanced’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered by the Board, which included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding CIFG MaxBalanced investment strategies.  The Board reviewed the financial statements of Capstone and concluded that the Adviser was sufficiently well capitalized to meet its obligations to the Trust. The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CIFG MaxBalanced has not yet commenced operations, the Trustees could not consider the investment performance of CIFG MaxBalanced.  However, the Board, including the Independent Trustees, considered the Adviser’s performance of its separately managed accounts. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of CIFG MaxBalanced.  The Trustees concluded that CIFG MaxBalanced’s proposed advisory fee and expense ratio were acceptable in light of the quality of the services CIFG MaxBalanced expects to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of CIFG MaxBalanced and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of CIFG MaxBalanced for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of CIFG MaxBalanced, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of CIFG MaxBalanced. They also considered the profits to be realized by the Adviser from other activities related to CIFG MaxBalanced. The Trustees concluded that because of CIFG MaxBalanced’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with CIFG MaxBalanced would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of CIFG MaxBalanced, and unanimously approved the Advisory Agreement.

Approval of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Dunn Warren Investment Advisors, LLC (“Sub-Adviser”) and the Trust, on behalf of CIFG MaxBalanced.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of ETF, stock and variable annuity portfolios that the Sub-Adviser manages and appropriate indices with respect to such investment vehicles; (b) arrangements in respect of the distribution of CIFG MaxBalanced’s shares; and (c) the resources available with respect to compliance with CIFG MaxBalanced’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser, (b) investment management staffing, and (c) the financial condition of the Sub-Adviser.

In its consideration of the approval of the Sub-Advisory Agreement for CIFG MaxBalanced, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CIFG MaxBalanced has not yet commenced operations, the Trustees could not consider the investment performance of CIFG MaxBalanced.  However, the Board, including the Independent Trustees, considered the Adviser’s performance of its separately managed accounts. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Sub-Adviser would charge a fee equal 0.125% based upon the average net assets of CIFG MaxBalanced.  The Board reviewed comparative fee information for the proposed Sub-Advisory agreement and concluded that CIFG MaxBalanced’s sub-advisory fee and expense ratio were acceptable in light of the quality of the services CIFG MaxBalanced to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of CIFG MaxBalanced and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of CIFG MaxBalanced, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of CIFG MaxBalanced, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of CIFG MaxBalanced. They also considered the profits to be realized by the Sub-Adviser from other activities related to CIFG MaxBalanced. The Trustees concluded that because of CIFG MaxBalanced’s expense limitation agreement and the expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with CIFG MaxBalanced would not be excessive.

Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of CIFG MaxBalanced, and unanimously approved the Sub-Advisory Agreement.

Approval of Advisory Agreement – CIFG MaxOppSM Fund

In connection with a regular meeting held on May 19, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Capstone Investment Financial Group, Inc. (“Capstone” or the “Adviser”) and the Trust, on behalf of CIFG MaxOppSM Fund (formerly CIFG Strategic Opportunity Fund) (“CIFG MaxOpp”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) the resources available with respect to compliance with CIFG MaxOpp’s investment policies and restrictions and with policies on personal securities transactions; (b) the overall organization of the Adviser; and (c) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered by the Board, which included the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding CIFG MaxOpp’s investment strategies.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CIFG MaxOpp has not yet commenced operations, the Trustees could not consider the investment performance of CIFG MaxOpp.  However, the Board, including the Independent Trustees, considered the Adviser’s past performance managing another mutual fund in the Trust. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of CIFG MaxOpp.  The Board reviewed comparative fee information for the proposed Advisory Agreement and concluded that CIFG MaxOpp’s proposed advisory fee and expense ratio were acceptable in light of the quality of the services CIFG MaxOpp expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of CIFG MaxOpp and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of CIFG MaxOpp for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of CIFG MaxOpp, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of CIFG MaxOpp. They also considered the profits to be realized by the Adviser from other activities related to CIFG MaxOpp. The Trustees concluded that because of CIFG MaxOpp’s expense limitation agreement, they were satisfied that the Adviser’s level of profitability from its relationship with CIFG MaxOpp would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the CIFG MaxOpp and unanimously approved the Advisory Agreement.

  Approval of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Dunn Warren Investment Advisors, LLC (“Sub-Adviser”) and the Trust, on behalf of CIFG MaxOpp.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of ETF, stock and variable annuity portfolios that the Sub-Adviser manages and appropriate indices with respect to such investment vehicles; (b) arrangements in respect of the distribution of CIFG MaxOpp’s shares; and (c) the resources available with respect to compliance with CIFG MaxOpp’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser, (b) investment management staffing, and (c) the financial condition of the Sub-Adviser.

In its consideration of the approval of the Sub-Advisory Agreement for CIFG MaxOpp, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CIFG MaxOpp has not yet commenced operations, the Trustees could not consider the investment performance of CIFG MaxOpp.  However, the Board, including the Independent Trustees, considered the Adviser’s past performance managing another mutual fund in the Trust. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Sub-Adviser would charge a fee equal 0.875% based upon the average net assets of CIFG MaxOpp.  The Board reviewed comparative fee information for the proposed Sub-Advisory Agreement and concluded that CIFG MaxOpp’s proposed sub-advisory fee and expense ratio were acceptable in light of the quality of the services CIFG MaxOpp to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of CIFG MaxOpp and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of CIFG MaxOpp, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of CIFG MaxOpp, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of CIFG MaxOpp. They also considered the profits to be realized by the Sub-Adviser from other activities related to CIFG MaxOpp. The Trustees concluded that because of CIFG MaxOpp’s expense limitation agreement, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with CIFG MaxOpp would not be excessive.

Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of CIFG MaxOpp, and unanimously approved the Sub-Advisory Agreement.

THE CIFG FUNDS

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	86
Gary W. Lanzen (57) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Mark H. Taylor (47) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	86
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.Other Directorships: AdvisorOne Funds; Constellation Trust Co.	86

THE CIFG FUNDS

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2011 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (42)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Kevin E. Wolf (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

Richard Gleason (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

THE CIFG FUNDS

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2011 (Unaudited)

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC,  (the Fund’s Distributor).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-571-3713.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-571-3713 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-571-3713.

INVESTMENT ADVISOR

Capstone Investment Financial Group, Inc.

615 N. Nevada Ave.

Colorado Springs, CO 80903

INVESTMENT SUB-ADVISOR

Dunn Warren Investment Advisors, LLC

6143 S. Willow Dr., Suite 102

Greenwood Village, CO 80111

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 27,000

(b)

Audit-Related Fees

2011 – None

(c)

Tax Fees

2011 - $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2011                    2012

                 2013                      2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2011 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

           Andrew B. Rogers, President

Date

7/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

            Andrew B. Rogers, President

Date

7/6/11

By (Signature and Title)

/s/ Kevin E. Wolf

            Kevin E. Wolf, Treasurer

Date

7/6/11